UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2025

Berry Corporation (bry)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16000 N. Dallas Parkway, Suite 500

Dallas, Texas

75248

(Address of Principal Executive Offices)

(661) 616-3900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On December 15, 2025, Berry Corporation (bry) (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) virtually. At the Special Meeting, the Company’s stockholders voted on and approved (i) a proposal (the “Merger Agreement Proposal”) to adopt the Agreement and Plan of Merger, dated September 14, 2025, among the Company, California Resources Corporation (“CRC”) and Dornoch Merger Sub, LLC, a direct, wholly-owned-subsidiary of CRC, and (ii) a proposal (the “Advisory Compensation Proposal”) to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.

Prior to the Special Meeting, the Company delivered a definitive proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger Agreement Proposal, the Advisory Compensation Proposal and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on November 4, 2025.

As disclosed in the Proxy Statement, as of the close of business on October 30, 2025, the record date for the Special Meeting, there were 77,607,094 shares of the Company’s common stock, par value $.001 per share (the “Berry Common Stock”), outstanding and entitled to vote. 57,558,425 shares of Berry Common Stock were represented virtually or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the Merger Agreement Proposal was approved by the affirmative vote of holders of a majority of the outstanding shares of Berry Common Stock on the record date and entitled to vote thereon. The following are the final voting results on the Merger Agreement Proposal, which is more fully described in the Proxy Statement.

For	Against	Abstain
56,199,678	1,153,772	204,975

At the Special Meeting, the Advisory Compensation Proposal was approved, on a non-binding, advisory basis, by the affirmative vote of a majority of the votes cast thereon. The following are the final voting results on the Advisory Compensation Proposal, which is more fully described in the Proxy Statement.

For	Against	Abstain
40,348,488	16,775,990	433,947

Because the Company’s stockholders approved the Merger Agreement Proposal, a vote on the proposal to adjourn the Special Meeting, as described in the Proxy Statement, was not called.

Item 7.01 – Regulation FD Disclosure

On December 15, 2025, the Company issued a press release (the “Press Release”) announcing the results of the Special Meeting. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01 – Other Events

With the approval of the Merger Agreement Proposal, the Company expects the closing of the merger to occur on December 18, 2025.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description

99.1*	Press Release, dated December 15, 2025.

104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025

Berry Corporation (bry)

By:	/s/ Jenarae N. Garland
Name:	Jenarae N. Garland
Title:	Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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